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                                                                    EXHIBIT 10.8


                              AMENDMENT NUMBER TWO
                                     TO THE
                               PLANTRONICS, INC.
                 ANNUAL PROFIT SHARING/INDIVIDUAL SAVINGS PLAN

     The Plantronics, Inc. Annual Profit Sharing/Individual Savings Plan (the "Plan") is amended as follows:

     FIRST: Section 3.1(a) of the Plan shall read in its entirety as follows:

          "(a)   Except as otherwise provided in Section 4.3(f)(iii), relating to eligibility to receive an Employer Profit Sharing Contribution, each Eligible Employee becomes a Participant in the Plan on the first Entry Date following his or her completion of ninety (90) days of service, provided that he or she is an Eligible Employee on said Entry Date; otherwise the Employee shall become a Participant immediately on again becoming an Eligible Employee."

     SECOND: Section 4.3(f)(iii), paragraph 1 is amended to read as follows:

          "(iii) QUALIFIED PARTICIPANT. A Participant who is credited with at least one (1) Year of Service on the last day of the Plan Year and who is an Eligible Employee of a Participating Employer on the last day of such Plan Year; provided, however, that an Employee who first becomes an Eligible Employee of a Participating Employer after the first day of a Plan Year and who is an Eligible Employee of a Participating Employer on the last day of such Plan Year shall be considered a Qualified Participant for such Plan Year beginning on the first day of the fiscal quarter of the Company immediately following the Employee's Employment Commencement Date."

     The foregoing Amendment shall be effective as of July 30, 1998, provided that Amendment SECOND above shall be effective as to Employees whose Employment Commencement Date is on or after July 30, 1998.

Dated: 9/30, 1998                       PLANTRONICS, INC.



                                        By: /s/ JOHN A. KNUTSON
                                            ------------------------------------
                                            John A. Knutson
                                            Vice President Legal, Senior General
                                            Counsel and Secretary